UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): February 12, 2025 (February 11, 2025)

TE CONNECTIVITY PLC

(Exact name of registrant as specified in its charter)

Ireland	98-1779916
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Parkmore Business Park West,

Parkmore, Ballybrit,

Galway, H91VN2T, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 91 378 040

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $0.01	TEL	New York Stock Exchange
0.00% Senior Notes due 2025*	TEL/25	New York Stock Exchange
0.00% Senior Notes due 2029*	TEL/29	New York Stock Exchange
3.250% Senior Notes due 2033*	TEL/33	New York Stock Exchange

* Issued by Tyco Electronics Group S.A., an indirect wholly-owned subsidiary of TE Connectivity plc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2025, TE Connectivity plc (“TE Connectivity”) entered into a Transaction Agreement (the “Transaction Agreement”) with (i) TE Connectivity Corporation, a Pennsylvania corporation and an indirect wholly owned subsidiary of TE Connectivity (“Buyer”), (ii) Stella I LLC , a Delaware limited liability company and a wholly owned subsidiary of Buyer (“Merger Sub”), (iii) OCM Power V AIV Holdings (Delaware), L.P., a Delaware limited partnership (“Blocker V Seller”), (iv) OCM Power VI AIV Holdings (Delaware), L.P., a Delaware limited partnership (“Blocker VI Seller” and together with Blocker V Seller, the ”Blocker Sellers”), (v) OCM Power V Relay CTB, LLC, a Delaware limited liability company (“Blocker V”), (vi) OCM Power VI Relay CTB, LLC, a Delaware limited liability company (“Blocker VI” and together with Blocker V, the “Blockers”), (vii) Relay Holding, LLC, a Delaware limited liability company (“Relay”) and (viii) OCM Power VI AIV Holdings (Delaware), L.P., in its capacity as representative of Sellers (the “Sellers Representative”), pursuant to which a subsidiary of TE Connectivity will acquire the Richards Manufacturing business. TE Connectivity is party to the Transaction Agreement solely in its capacity as guarantor of certain of Buyer’s obligations under the Transaction Agreement.

Pursuant to the Transaction Agreement, among other things, (i) the Blocker Sellers will sell to Buyer, and Buyer will purchase from Blocker Sellers, all of the membership interests of each of the Blockers (the “Blocker Sale”) and (ii) thereafter, Merger Sub will merge with and into Relay (the “Merger” and together with the Blocker Sale, the “Transaction”), with Relay being the surviving company (“Surviving Corporation”). After the consummation of the Transaction, the Surviving Corporation will be a wholly owned indirect subsidiary of TE Connectivity. The aggregate consideration for the Transaction is approximately $2.3 billion and is expected to be funded by a combination of cash on hand and borrowings pursuant to debt financing to be obtained prior to the closing of the Transaction.

The Transaction Agreement contains customary representations and warranties made by each of the parties. The parties have also agreed to various covenants in the Transaction Agreement, including agreements by Relay to conduct its operations in the ordinary course of business consistent with past practice.

The closing of the Transaction is subject to customary closing conditions, including (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), as amended, (ii) the continued accuracy of the representations and warranties of the parties (subject to specified materiality standards), (iii) the absence of a material adverse effect with respect to Relay and (iv) the absence of any injunction, order or law issued or enforced by any court or governmental authority of competent jurisdiction that prohibits or makes illegal the consummation of the transactions contemplated by the Transaction Agreement.

The Transaction Agreement contains certain customary termination rights for Buyer and Relay, including that, subject to the terms and conditions of the Transaction Agreement, Buyer or Relay may terminate the Transaction Agreement if the Transaction is not consummated on or before June 11, 2025, which period would be extended automatically until December 11, 2025 if the closing of the Transaction would have occurred other than as a result of a failure to obtain approval of the Transaction pursuant to the HSR Act at such time.

The closing of the Transaction is expected to be consummated during the Company’s third quarter of fiscal 2025, subject to receipt of regulatory approval and customary closing conditions.

The foregoing description of the Transaction Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Transaction Agreement, a copy of which will be filed with TE Connectivity’s next Quarterly Report on Form 10-Q for the quarter ended March 28, 2025.

Item 7.01. Regulation FD Disclosure

On February 12, 2025, TE issued a press release announcing the execution of the Transaction Agreement. The press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01. Additional investor information relating to the proposed acquisition is being furnished pursuant to Regulation FD as Exhibit 99.2 and is incorporated by reference in this Item 7.01, and also can be accessed at the “Investors” section of the Company’s website (www.te.com).

Item 8.01. Other Events

The disclosure required by this item is included in Item 7.01 and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this communication include statements addressing our future financial condition and operating results; our ability to fund and consummate the Transaction, including the receipt of regulatory approvals; and our ability to realize projected financial impacts of and to integrate the acquisition. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the Transaction may not be consummated; the risk that a regulatory approval that may be required for the Transaction is not obtained or is obtained subject to conditions that are not anticipated; the risk that the operations of the acquired business will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Transaction may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity plc's Annual Report on Form 10-K for the fiscal year ended Sept 27, 2024, as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued February 12, 2025
99.2	Presentation dated February 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The press release and presentation may contain hypertext links to information on TE Connectivity’s website or Relay’s website. The information on TE Connectivity’s website and Relay’s website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2025	TE CONNECTIVITY PLC

	By:	/s/ Harold G. Barksdale
Name: Harold G. Barksdale
Title: Vice President and Corporate Secretary